SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 1997

                      LEHMAN HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in its charter)


          New York                   333-01451                     36-7142775
(State or Other Jurisdiction  (Commission File              (I.R.S. Employer
 of Incorporation)                    Number)   Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                     60670-0126
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:                312/407-1902

Item 5.        Other Events

   On behalf of Lehman Home Equity Loan Trust 1996-1, a Trust created pursuant to the Pooling Agreement, dated December 29, 1995, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 15,1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due February 15, 2027.

               A.      Monthly Report Information:
                       Aggregate distribution information for the current distribution date May 15, 1997.

                       Principal             Interest       Ending Balance

        Cede & Co.$924,392.54                $609,842.30     $122,327,946.05

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.      Have any deficiencies occurred?  NO.
                              Date:
                              Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                              Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.      Item 1:  Legal Proceedings:  NONE

               G.      Item 2:  Changes in Securities:  NONE

               H.      Item 4:  Submission of Matters to a Vote of Security
                       Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.   Monthly Statements and Exhibits

          Exhibit No.
          1.   Monthly Statement to Certificateholders dated May 15, 1997

          Statement to Certificateholders (Page 1 of 2)


          Distribution Date:                                      4/15/97
5/15/97

               INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

          A.   INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


               Investor Certificate Interest Distributed
3.935760       4.171573
               Investor Certificate Interest Shortfall Distributed
0.000000       0.000000
               Remaining Unpaid Investor Certificate Interest Shortfall
        0.000000                     0.000000

               Managed Amortization Period ? (Yes=1; No=0)
1       1
               Investors Certificate Principal Distributed
15.939796      6.323227
                 Principal Distribution Amount              15.939796
6.323227
                    Maximum Principal Payment               33.448305
24.845008
                    Alternative Principal Payment           15.939796
6.323227
                    Principal Collections less Additional Balance
15.939796      3.694492
                 Investor Loss Amount Distributed to Investors
0.000000       0.000000
                 Accelerated Principal Distribution Amount
0.000000       0.000000
                 Credit Enhancement Draw Amount             0.00
0.00

               Total Amount Distributed to Certificateholders (P & I
        19.875556                    10.494800

          B.   INVESTOR CERTIFICATE PRINCIPAL BALANCE


               Beginning Investor Certificate Balance
"125,582,577.34 "                    "123,252,338.59 "
               Ending Investor Certificate Balance
"123,252,338.59 "                    "122,327,946.05 "
               Beginning Invested Amount                "126,328,447.68 "
"123,998,208.93 "
               Ending Invested Amount                   "123,998,208.93 "
"123,073,816.39 "
   Investor Certificateholder Floating Allocation Percentage
        94.7717%                     94.6786%
 Pool Factor                                         0.8430969      0.8367737
Liquidation Loss Amount for Liquidated Loans
0.00    0.00
Unreimbursed Liquidation Loss Amount                    0.00    0.00

 Additional Servicing Fee
          C.   POOL INFORMATION

               Beginning Pool Balance                  "133,297,694.82 "
"130,967,456.07 "
               Ending Pool Balance                      "130,967,456.07 "
"130,427,358.27 "
               Servicer Removals form the Trust (Section 2.06)
0.00    0.00
               Servicing Fee                        "55,540.71 "   "54,569.77 "

          D.   INVESTOR CERTIFICATE RATE

               Investor Certificate Rate                       5.687500%
5.937500%
               LIBOR Rate                             5.437500%      5.687500%
               Maximum Rate                           9.557205%      9.796877%

          E.   DELINQUENCY & REO STATUS

               Delinquent 30-59 days
                   No. of Accounts                                 17     17
                  Trust Balances                          "425,842.85 "
"997,637.50 "
               Delinquent 60-89 days
                   No. of Accounts                                 6      7
                  Trust Balances                        "213,500.06 "
"255,914.88 "
               Delinquent 90+ days
                   No. of Accounts                                 14     14
                  Trust Balances                         "539,796.44 "
"510,367.11 "
               Delinquent 9+ Months
                   No. of Accounts                                 7      10
                  Trust Balances                  "763,404 "     "866,961 "
               REO
                   No. of Accounts                                 2      2
                  Trust Balances                         "395,058.49 "
"395,058.52 "


          Statement to Certificateholders (Page 2 of 2)


          Distribution Date:
4/15/97
5/15/97

"IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
      "this 7th day of  May, 1997"


              Countrywide Home Loans Formerly Known as Countrywide Funding Corporation
                      as Servicer

            _______________________________________


                     Sam Ilagan
                     Vice-President

SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     LEHMAN HOME EQUITY LOAN TRUST 1996-1



                                     By  _______________________________________
                                       Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: May 31, 1997